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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: June 20, 2000
                       (Date of earliest event reported)


                      FIRST HORIZON ASSET SECURITIES, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                   333-74467                     75-2808384
(State of Incorporation)      (Commission File No.)           (I.R.S. Employer
                                                             Identification No.)


           4000 Horizon Way
            Irving, Texas                                          75063
(Address of Principal executive offices)                         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 441-4000
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Item 5.   Other Events.
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     Reference is hereby made to the Registrant's Registration Statement on Form
S-3 (File No. 333-74467) filed with the Securities and Exchange Commission (the "Commission") on March 16, 1999, as amended by Amendment No. 1 thereto filed with the Commission on May 21, 1999, as further amended by Amendment No. 2 thereto filed with the Commission on July 6, 1999, as further amended by Amendment No. 3 thereto filed with the Commission on December 20, 1999, and as further amended by Amendment No. 4 thereto filed with the Commission on January 21, 2000 (as so amended, the "Registration Statement"), pursuant to which the Registrant registered $1,500,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2000-3 (the "Offered Securities").

     The Registrant is filing this Current Report on Form 8-K to provide prospective investors with certain materials which constitute an "ABS Term Sheet" as described in the no-action letter dated February 27, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association, the filing of which materials is a condition of the relief granted in such letters (such materials being the "ABS Term Sheet"). The ABS Term Sheet was prepared solely by Goldman Sachs & Co. in connection with the offering of the Offered Securities, and the Registrant did not prepare or participate in the preparation of the ABS Term Sheet. The ABS Term Sheet is set forth in Exhibit
                                                                      -------
99.1 hereto.
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     The assumptions used in preparing the ABS Term Sheet were based upon a preliminary compilation of the underlying collateral and the estimated principal amount and other features of the Offered Securities. The actual features of the Offered Securities and a detailed description of the final constituency of the underlying collateral will be set forth in the Prospectus and in a Current Report on Form 8-K to be filed with the Commission.

     Due to the preliminary nature of the information regarding the collateral and the structure of the Offered Securities used in preparing the ABS Term Sheet, no assurance can be given as to either the ABS Term Sheet's or the underlying assumptions' accuracy, appropriateness or completeness in any particular context; nor can assurance be given as to whether the ABS Term Sheet and/or the assumptions upon which they are based reflect present market conditions or future market performance. The ABS Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     The specific characteristics of the Offered Securities may differ from those shown in the ABS Term Sheet due to differences between the actual collateral and the preliminary collateral used in preparing the ABS Term Sheet. As noted above, the principal amount and designation of any security described in the ABS Term Sheet are subject to change prior to issuance.

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     Please be advised that mortgage backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

     Any statement or information contained in the ABS Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits

               Exhibit No.    Description
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                   99.1       ABS Term Sheet

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                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FIRST HORIZON ASSET SECURITIES, INC.



June 21, 2000               By: /s/ WADE WALKER
                               ----------------------------------------------
                                Wade Walker
                                Senior Vice President - Asset Securitization

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